UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

STAAR Surgical Company

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25510 Commercentre Drive Lake Forest, California		92630
(Address of principal executive offices)		(Zip Code)

626-303-7902

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2026, the Board of Directors (the “Board”) of STAAR Surgical Company (the “Company”) elected a new Board Chair, approved changes to the composition and leadership of the Board’s three standing committees, and established two new Board committees. Further, based upon information provided by each director the Board determined that each of directors Neal C. Bradsher, Arthur C. Butcher, Richard T. LeBuhn, Louis E. Silverman, Christopher M. Wang and Lilian Y. Zhou are independent under NASDAQ Listing Rule 5605(a)(2), and that none has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Effective as of January 15, 2026, Neal C. Bradsher has been elected as Board Chair, to serve in accordance with the Company’s amended and restated bylaws. Mr. Bradsher is the Founder and President of Broadwood Capital, Inc., the general partner of Broadwood Partners, L.P. (“Broadwood”), which is currently the Company’s largest stockholder.

Effective as of January 15, 2026, the composition and leadership of the Board’s three standing committees are composed of the following independent directors:

Audit Committee	Lilian Y. Zhou (Chair)	Arthur C. Butcher	Christopher M. Wang
Compensation Committee	Louis E. Silverman (Chair)	Richard T. LeBuhn	Christopher M. Wang
Nominating and Governance Committee	Neal C. Bradsher (Chair)	Louis E. Silverman	Christopher M. Wang	Lilian Y. Zhou

The Company has notified NASDAQ that the Company has regained compliance with the director independence requirements for the Audit Committee pursuant to NASDAQ Listing Rule 5605, and the Company is no longer subject to the cure period under NASDAQ Listing Rule 5605(c)(4)(B).

In addition, the Board voted to establish a Search Committee of the Board to help guide the Board’s efforts to identify and make decisions with respect to Company leadership, including a successor to the Chief Executive Officer, as follows:

Search Committee	Lilian Y. Zhou (Chair)	Neal C. Bradsher	Wei Jiang	Louis E. Silverman	Christopher M. Wang

The Board also voted to establish an Insight and Engagement Committee of the Board to further engage with Company management, internal and external stakeholders, and industry experts and leaders, in order to gather different perspectives and insights on the Company’s business, prospects, and opportunities, as follows:

Insight and Engagement Committee	Christopher M. Wang (Chair)	Neal C. Bradsher	Richard T. LeBuhn

Board members shall be eligible to receive compensation for their services as chair or a member, as applicable, of each of the Board’s three standing committees, and Mr. Bradsher shall be eligible to receive compensation for his service as Board Chair, in each case in accordance with the Company’s existing non-employee director compensation program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR SURGICAL COMPANY

By:	/s/ Stephen C. Farrell
Name:	Stephen C. Farrell
Title:	Chief Executive Officer

Dated: January 15, 2026